SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: October 9, 2002
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2002-10)
   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2002-10. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2002-10 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2002-10 REMIC Pass-Through Certificates.

     On October 30, 2002, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before October 1, 2002) as of October 1, 2002 of $300,060,080.51. The mortgage loans that have original maturites of at least 20 years but not more than 30 years, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before October 1, 2002) as of October 1, 2002 of $200,056,431.03. The mortgage loans that have original maturites of at least 10 years but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before October 1, 2002) as of October 1, 2002 of $100,003,649.48. Information below is provided with respect to all mortgage loans expected to be included in the mortgage loan pool.

     The total numbers of the pool I mortgage loans and the pool II mortgage loans as of October 1, 2002 were 450 and 218, respectively. The weighted average interest rates of the pool I mortgage loans and the pool II mortgage loans (before deduction of the servicing fee) as of October 1, 2002 were 6.747% and 6.377%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of October 1, 2002 were 355.76 months and 176.99 months, respectively. All mortgage loans have original maturities of at least 10 but not more than 30 years. None of the pool I mortgage loans or the pool II mortgage loans were originated prior to December 1, 2000 and October 1, 2001, respectively, or after September 1, 2002 and October 1, 2002, respectively. The weighted average original terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of October 1, 2002 were 357.50 months and 179.27 months, respectively.

     None of the pool I mortgage loans and the pool II mortgage loans have a scheduled maturity later than October 1, 2032 and September 1, 2017, respectively. Each pool I mortgage loan and pool II mortgage loan had an original principal balance of not less than $42,300 and $62,000, respectively, nor more than $1,000,000. Pool I mortgage loans and pool II mortgage loans having aggregate scheduled principal balances of $4,931,060 and $792,726, respectively, as of October 1, 2002, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans or pool II mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans and the pool II mortgage loans as of October 1, 2002 were 65.1% and 57.3%, respectively. No more than $6,079,354 and $1,790,055, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties located in any one zip code. At least 98%(2) and 94%, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72082).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans or as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans.

     At least 91% and 93%, respectively, of the pool I mortgage loans and the pool II mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 9% and 7%, respectively of the pool I mortgage loans and the pool II mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 56% and 87%, respectively, of the pool I mortgage loans and the pool II mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans and pool II mortgage loans for which additional collateral was pledged, taken as groups:

     1. the numbers of such pool I mortgage loans and pool II mortgage loans are 4 and 1, respectively;

     2. the aggregate scheduled principal balances of such pool I mortgage loans and pool II mortgage loans are $852,074 and $207,964, respectively;

     3. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, taking into account the loanable value of the pledged additional collateral, are 80.0% and 60.0%, respectively; and

     4. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, without taking into account the loanable value of the pledged additional collateral, are 98.5% and 100.0%, respectively.

     Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 6.000%. All pool I mortgage loans are pool I premium loans. The aggregate scheduled principal balance outstanding as of the cut-off date of the pool I premium loans was $200,056,431. The weighted average interest rate of the pool I premium loans, as of the cut-off date, was 6.747%. The weighted average remaining term to stated maturity of the pool I premium loans, as of the cut-off date, was 355.76 months.

     Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 5.500%. All pool II mortgage loans are pool II premium loans. The aggregate scheduled principal balance outstanding as of the cut-off date of the pool II premium loans was $100,003,649. The weighted average interest rate of the pool II premium loans, as of the cut-off date, was 6.377%. The weighted average remaining term to stated maturity of the pool II premium loans, as of the cut-off date, was 176.99 months.

      The following tables set forth information regarding the mortgage loans as of October 1, 2002.


                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2000                                  1                          $   403,410

2001                                  6                            2,672,872

2002                                443                          196,980,149


Total                               450                         $200,056,431
                                    ===                         ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2001                                  5                         $  2,714,761

2002                                213                           97,288,888


Total                               218                         $100,003,649
                                    ===                         ============

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     354                         $157,698,259

Multi-family Dwellings*               6                            3,307,583

Townhouses                           10                            4,527,571

Condominium Units (one to four       11                            3,771,224
stories high)

Condominium Units (over four          8                            3,763,246
stories high)

Cooperative Units                    61                           26,988,548


Total                               450                         $200,056,431
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family.


              TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     194                         $ 89,560,013

Multi-family Dwellings*               1                              449,975

Townhouses                            4                            1,960,246

Condominium Units (one to four        7                            2,813,227
stories high)

Condominium Units (over four          4                            2,156,648
stories high)

Cooperative Units                     8                            3,063,540


Total                               218                         $100,003,649
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family.

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            444                         $196,748,848

2-family                              6                            3,307,583


Total                               450                         $200,056,431
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            217                         $ 99,553,674

2-family                              1                              449,975


Total                               218                         $100,003,649
                                    ===                         ============

                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                   11                         $    867,338
$150,000 through $199,999             4                              690,472
$200,000 through $249,999             1                              240,367
$250,000 through $299,999             1                              286,504
$300,000 through $349,999            86                           28,542,132
$350,000 through $399,999           102                           38,083,577
$400,000 through $449,999            74                           31,422,975
$450,000 through $499,999            55                           26,308,399
$500,000 through $549,999            32                           16,775,400
$550,000 through $599,999            30                           17,308,286
$600,000 through $649,999            14                            8,827,557
$650,000 through $699,999            25                           17,125,977
$700,000 through $749,999             2                            1,479,661
$750,000 through $799,999             2                            1,537,206
$800,000 through $899,999             2                            1,747,981
$900,000 through $949,999             2                            1,885,122
$950,000 and over                     7                            6,927,477


Total                               450                         $200,056,431
                                    ===                         ============


                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    5                         $    548,049
$150,000 through $199,999             1                              161,184
$200,000 through $299,999             1                              207,964
$300,000 through $349,999            36                           11,798,091
$350,000 through $399,999            38                           14,298,564
$400,000 through $449,999            37                           15,907,724
$450,000 through $499,999            30                           14,384,916
$500,000 through $549,999            17                            8,865,160
$550,000 through $599,999            26                           14,962,561
$600,000 through $649,999            11                            6,912,464
$650,000 through $699,999            11                            7,486,733
$700,000 through $749,999             1                              745,045
$750,000 through $899,999             1                              859,251
$900,000 through $949,999             1                              903,923
$950,000 and over                     2                            1,962,020

Total                               218                         $100,003,649
                                    ===                         ============

              DISTRIBUTION OF GROUP I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.375% - 6.500%                      71                         $ 31,315,858

6.501% - 7.000%                     353                          159,106,056

7.001% - 7.500%                      26                            9,634,517


Total                               450                         $200,056,431
                                    ===                         ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.750% - 6.000%                      10                         $  4,479,645

6.001% - 6.500%                     177                           82,113,373

6.501% - 7.000%                      31                           13,410,631


Total                               218                         $100,003,649
                                    ===                         ============

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    170                         $ 81,211,421

65.001% - 75.000%                   134                           58,304,789

75.001% - 80.000%                   133                           55,609,161

80.001% - 85.000%                     1                              322,615

85.001% - 90.000%                    12                            4,608,445


Total                               450                         $200,056,431
                                    ===                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    124                         $ 57,428,231

65.001% - 75.000%                    53                           23,580,728

75.001% - 80.000%                    38                           18,201,965

80.001% - 85.000%                     1                              337,053

85.001% - 90.000%                     2                              455,672


Total                               218                         $100,003,649
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               5                         $  2,508,187
Arizona                               3                              820,705
California                          123                           55,333,533
Colorado                             11                            4,853,767
Connecticut                          22                            9,820,585
Delaware                              1                               71,984
District of Columbia                  6                            2,819,080
Florida                               5                            2,309,297
Georgia                               5                            1,875,963
Idaho                                 1                              353,103
Illinois                             16                            7,435,935
Indiana                               1                              999,139
Louisiana                             1                              354,095
Maryland                             13                            5,375,822
Massachusetts                        19                            9,057,342
Michigan                              1                              373,678
Minnesota                             1                              391,663
Missouri                              7                            2,922,228
Nevada                                3                            1,203,099
New Hampshire                         1                              354,916
New Jersey                           24                           10,253,024
New Mexico                            2                              917,600
New York                            143                           65,164,428
North Carolina                        2                              812,583
Ohio                                  3                            1,207,686
Oregon                                1                               58,345
Pennsylvania                          4                            1,673,137
Texas                                12                            4,559,873
Utah                                  1                              346,488
Virginia                              5                            2,447,921
Washington                            8                            3,381,225

Total                               450                         $200,056,431
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               1                         $    558,135
Arizona                               3                            1,435,177
Arkansas                              1                              207,964
California                           77                           34,652,733
Colorado                              6                            2,854,544
Connecticut                           7                            3,005,651
District of Columbia                  1                              528,447
Florida                               6                            2,918,374
Illinois                             10                            5,033,417
Indiana                               2                              874,858
Kentucky                              1                              519,727
Louisiana                             1                              554,312
Maryland                              8                            3,750,646
Massachusetts                         7                            3,112,391
Michigan                              2                            1,278,875
Mississippi                           2                            1,142,362
Missouri                              4                            1,755,247
Nebraska                              1                              342,596
New Hampshire                         1                              392,390
New Jersey                           11                            4,711,779
New Mexico                            1                              367,503
New York                             35                           15,096,127
North Carolina                        2                            1,189,526
Ohio                                  3                            1,181,485
South Carolina                        1                              371,194
Tennessee                             3                            1,598,916
Texas                                 7                            4,494,276
Utah                                  4                            1,889,416
Virginia                              5                            1,906,265
Washington                            4                            1,856,191
Wisconsin                             1                              423,125


Total                               218                         $100,003,649
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: October 9, 2002